March 2011

# China Biologic Products, Inc.

*A profitable, rapidly growing plasma-based biopharmaceutical products company in China*



# Safe Harbor Statement

## Cautionary Statement Regarding Forward-looking statements

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

The forward-looking statements contained in this presentation are made only of this date, and China Biologic Products, Inc. is under no obligation to revise or update these forward-looking statements.

# Company Overview

**Largest independent plasma company in China**

- Operations in 3 provinces with a combined population of over 160 million people
- Top ranked player in the $1B market for plasma-based products in China
- Dynamic market with a CAGR of 20% from 2006-2009
- Strong track record of financial performance
- Upgraded auditors to KPMG
- Established in 2002

**China Biologic Products, Inc.**

- Shandong Taibang Biological Products Co., Ltd. (83% controlling ownership)
- Guizhou Taibang Biological Products Co., Ltd. (54% controlling interest)
- Xi'an Huitian Blood Products Co., Ltd (35% equity interest)







*The National Institute for the Control of Pharmaceutical and Biological Products.

# Fully-Integrated Plasma-based Biopharmaceutical Company



**Plasma Collection**

17 plasma collection centers in operation out of an estimated 140 in China; 2 centers currently under construction

**Manufacturing (Fractionation)**

Indirect ownership in 3 out of 32 approved sites in China



**Distribution**

Broad-based plasma derived products are sold to hospitals and innoculation clinics in China



# Investment Highlights

**Blood products are critical and cannot be substituted in the treatment of medical emergencies and some potentially life-threatening diseases**

- Demand outstrips supply
- Tight government regulations create favorable conditions for leading industry players
- No new entrants result in limited competition
- Favorable demographics with a large aging population in China
- Underserved Market with high prevalence of disease but low treatment rates



Revenue US$ in millions
CAGR=59.3%
2005 - 2009
11.6
22.2
32.4



Net Income US$ in millions
CAGR=88.9%
2005 - 2009
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
1.3
3.8
8.2
12.0
31.3
2005
2006
2007
2008
2009

China Biologic Products, Inc.

* Full year 2009 non-GAAP adjusted net income.

# New Mandates Strengthen Market Structure & Drive Consolidation

## Government Reform of Plasma-based Industry

- Reform of plasma collection stations in 2006
- GMP Certification required for plasma collection stations, biopharmaceutical manufacturers
- Restriction of imported products due to past outbreaks
- Limited allowance of new collection stations / No new plasma-based manufacturers approved
- July 2008: mandatory 90-day quarantine for all blood plasma

***Produces*** → **Improved Quality of Collection Stations and Final Plasma Products; Consolidating Market**

- About 140 collection stations remaining; CBPO has 16
- 32 manufacturers remaining; half not competitive
    - ➢Lack of plasma supply, obsolete facilities, smaller product portfolios
- Fragmented market undergoes consolidation

***Creates*** → **Favorable Market Conditions**

- Plasma supply tightens up
- Pushes price of plasma-based products higher

In 2007, Chinese health authorities disciplined 25 blood collection personnel and closed two blood plasma collection stations for violating collection regulations. Source: Xinhua News (2008-03-28) *China closes almost 5,000 illegal blood banks.*

# Plasma Collection

## Rapid Decline in Total Collected Plasma in China Due to Government Instituted Reforms


2005
2009
5,000 metric tons
3,000 metric tons
Collected plasma in China by others 97.0%
Collected plasma by Shandong Taibang 3.0%
Collected Plasma by Shandong & Guizhou Taibang 20.0%
Collected plasma in China by others 80.0%

**Plasma stations Shandong Taibang sourcing from: 3**

**Plasma stations**

**Shandong & GuizhouTaibang owned: 13**
(or 600 metric tons per year)

*Sources: Management's estimates and National Institute for the Control of Pharmaceutical and Biological Products.*

# What is Plasma?



Blood
White Cells
Blood Platelets
Plasma (55%)
White blood cells and platelets (<1%)
Red blood cells (45%)
Red Cells
Plasma
90% Water
7% Proteins
3% Salt
Immunoglobulin
Coagulation Factors
Albumin
Others



Plasma Collection
Donor
Centrifugation process to separate plasma
Rest of Blood
Plasma Freeze (-30oC)

# Growing Market Opportunity

- **Rapid expansion in China's pharmaceutical market**
  - Pharmaceutical market expected to grow at 20%+ pace annually through 2013 *(IMS Health, Oct 2009).*
  - Drivers include higher health standards, aging population, government spending, rising disposable incomes, accelerating urbanization.
  - $124 billion healthcare reform – universal coverage to create significant volume demand.
- **Plasma-based biopharmaceutical industry in China**
  - Tightened supply of raw materials and improved quality control processes.
  - Research and development – under developed compared to the developed countries.



China's Pharmaceutical Market
$ in Billions
80
60
40
20
0
CAGR: 25.1%
24.5
$68- $78
2009
2013

Source: Hailong Research



$ in Billions
Market Size of Plasma-Based Products in China (2004-2008)
1.1 B
CAGR: 17.1%
1,000
800
600
400
200
0
427.1
485.7
548.6
678.6
950.0
2004
2005
2006
2007
2008
2009
Market size

Source: Hailong



Market Breakout
9%
21%
70%
Albumin
Intravenous Gammaglobulin
Coagulation Factor

China Biologic Products, Inc.

# Stringent Quality Control







**Shandong Taibang is one of first plasma-based manufacturers in China to receive GMP certification (1999); renewed in 2008**

- High barrier to entry: as of 1999, GMP certification is no longer granted to new blood products manufacturers.
- Stricter inspection standards imposed in January 2008, increasing number of articles to 259 from 225.
- **Both Guizhou Taibang and Huitian are also GMP certified.**

**Honors and Awards received by Shandong Taibang**

- Advanced High-tech Enterprise Certification by Ministry of Science and Technology of PRC (2006).
- Accepted into Double Hundred Project by Shandong Economic and Trade Committee (2007).
- Advanced Technology Certification for Foreign Funded Enterprises from Department of Foreign Trade and Economic Cooperation of Shandong Province (2008).
- High-Tech Enterprise Certifications to Qualify for Preferential Income Tax Rate of 15% vs. regular rate of 25% (3 years starting January 1, 2008).
- National Centers of Excellence for New Drug and Technology Development designation by Department of Science and Technology of Shandong Province (2010).

# Product Revenue Mix

## Increasing product diversification and growth in higher margin products

Human Albumin*



Human Immunoglobulin for Intravenous Injection*



| PRODUCTS | % of 9 mos ytd 2010 Sales[1] | % of 2009 Sales[1] |
|---|---|---|
| Human Albumin* | 47.3% | 49.7% |
| Human Immunoglobulin for Intravenous Injection* | 33.2% | 36.8% |
| Human Rabies Immunoglobulin* | 5.9% | 4.0% |
| Human Tetanus Immunoglobulin* | 3.2% | 2.2% |
| Human Immunoglobulin* | 1.0% | 1.8% |
| Human Hepatitis B Immunoglobulin | 8.4% | 2.9% |
| Others | 1.0% | 2.6% |

*1. Includes Shandong and Guizhou Taibang but excluding Huitian*

Human Hepatitis B Immunoglobulin



Human Rabies Immunoglobulin*



# Domestic Market Share

**CBPO market share based on output volume: 15%**



Estimated IVIG
Market Share in China (Jan '11)
5%
2%
8%
Rest of the Market
Gui zhou Tai bang
Huitian
Shandong Taibang

Source: National Institute for the Control of Pharmaceutical and Biological Products.

## Consolidated China Biologic

| | Shandong Taibang[1] | Guizhou Taibang | Xi'an Huitian[2] | Total |
|---|---|---|---|---|
| Plasma collection centers | 8 | 6 | 3 | 17 |
| Estimated annual plasma collection volume (MT)[3] | 300 | 300 | 60 | 660 |
| Plasma manufacturing facilities | 1 | 1 | 1 | 3 |
| Plasma manufacturing capacity (MT) | 700 | 400 | 200 | 1,300 |

1. One additional station under construction in Shnadong Province.
2. China Biologic acquired 35% equity interest in Huitian.
3. As of December 31, 2009.

# New Product Pipeline


Products
Preclinical
Phase I
Phase II
Phase III
Registration, Filing and Commercialization
Human Prothrombin Complex Concentrate
2011
Human Coagulation Factor VIII
2011
Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection
Human Fibrinogen
Varicella Hypermmune Globulins
Human Immunoglobulin for Intravenous Injection - 10%

# New Product Pipeline

| Products | Development Status |
|---|---|
| Human Prothrombin Complex Concentrate | Approved to commence clinical trial (stage 9)<br>*Commercial production expected in 1H 2011* |
| Human Coagulation Factor VIII | Approved to commence clinical trial (stage 9)<br>*Commercial production expected in IH 2011* |
| Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection | Approved to commence clinical trial (stage 8)<br>*Commercial production expected in 2014* |
| Human Fibrinogen | Commenced laboratory studies on the manufacturing procedure (stage 7) - *Commercial production in 2013* |
| Varicella Hypermmune Globulins | Develop scope and technique for testing the new medicine (stage 3) |
| Human Immunoglobulin for Intravenous Injection - 10% | Develop Laboratory-scale manufacturing process (stage 3) |

On-going R&D Objectives

- Expand portfolio of plasma-based biopharmaceutical products
- Maximize manufacturing efficiency and safety
- Promote product safety through implementation of new technologies
- Refine production technology on existing products

# R&D Objectives

On-going R&D Objectives

- ✓ Expand portfolio of plasma-based biopharmaceutical products
- ✓ Maximize manufacturing efficiency and safety
- ✓ Promote product safety through implementation of new technologies
- ✓ Refine production technology on existing products

# Management Profiles

**Mr. Chao Ming Zhao, CEO of China Biologic Products**

- More than 10 years of experience in finance, accounting, and internal control.
- Certified Accountant in PRC and an international registered internal auditor.
- MBA in Finance from Chinese University of Hong Kong.

**Mr. Stanley Lau, President of China Biologic Products**

- Over 30 years of experience in the pharmaceutical arena.
- Prior executive positions at Baxter Health International, Merck & Co. and Pfizer.
- Bachelor of Pharmacy degree from the University of London.

**Mr. Y. Tristan Kuo, CFO of China Biologic Products**

- 28 years of accounting, financing, and information systems experience in manufacturing, commodity trading, and banking industries in the capacity of CFO, CIO, VP Finance & Controller, of which 25 years were in the U.S.
- Master of Arts in Accounting from Ohio State University; Bachelor of Arts in Economics from Soochow University (Taipei).

**Dr. Vincent Yi-Wu Xie, Director of Research and Development, China Biologic Products**

- Veteran in the biopharmaceutical industry with several published papers and articles in plasma-based research.
- Ph.D. in Physiology from New York Medical College; Bachelor of Science in Biochemistry from Zhongshan University (China).

**China Biologic Products, Inc.**

A profitable, rapidly growing plasma-based biopharmaceutical products company in China



# Financial Highlights

# Strong Revenue Growth


Revenues US$ in Millions
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
5-Year CAGR = 79.0%
YoY Growth = 27.8%
11.6
22.2
32.4
46.8
119.0
80.9
104.0
52.1
2005
2006
2007
2008
2009
9 mo 2009
9 mo 2010
Revenue from Guizhou Taibang
Revenue from Shandong Taibang

China Biologic Products, Inc.

# Attractive Gross Margin

Gross Profit US$ in Millions



Gross Margin
46.3%
56.8%
69.3%
70.0%
72.6%
72.6%
74.9%
100.0
80.0
60.0
40.0
20.0
0.0
5-Year CAGR = 102.9%
YoY Growth = 31.9%
5.1
12.6
22.5
32.7
86.4
59.0
77.9
2005
2006
2007
2008
2009
9 mo 2009
9 mo 2010

# Rising Net Income



Net Income US$ in Millions
40.0
30.0
20.0
10.0
0.0
1.3
3.8
8.2
12.0
31.3
15.8
5-Year CAGR = 88.9%
YoY Growth = 44.5%
2005
2006
2007
2008*
2009**
9mo 2009****
9mo 2010****

| EPS - Diluted | $0.07 | $0.18 | $0.37 | $0.62 | $1.38 | $0.92 | $1.09 |
|---|---|---|---|---|---|---|---|

* Based on the adjusted Non-GAAP net income excluding $1.3 million in non-cash compensation expenses
** Based on the adjusted Non-GAAP net income excluding non-cash compensation expenses of $62,281, and $29.6 million related to the fair value of derivative liabilities
*** 2010 adjusted net income guidance excluding non-cash charge related to change in the fair value of derivative liabilities and stock-based compensation expense, and any adjustments in the U.S. federal income tax provision in 2010 related to the expiration of the look-through exception for Subpart F income on 12/31/09.
**** Nine months adjusted net income excluding non-cash compensation expenses, change in the fair value of derivative liabilities and interest related to convertible notes.

# Summary Income Statement

| ($ in millions) | 9 months ended September 30 | | Twelve months ended December 31 | | |
|---|---|---|---|---|---|
| | 2010 | 2009 | 2009 | 2008 | 2007 |
| Revenues | $104.0 | $81.4 | $119.0 | $46.8 | $32.4 |
| Gross Profit | $77.9 | $59.0 | $86.4 | $32.7 | $22.5 |
| *Gross Margin* | *74.9%* | *72.6%* | *72.6%* | *70.0%* | *69.3%* |
| Operating Income | $54.8 | $40.6 | $61.4 | $20.3 | $12.8 |
| *Operating Margin* | *52.7%* | *49.9%* | *51.6%* | *43.5%* | *39.5%* |
| Adjusted Net Income | $28.9* | $20.0** | $31.3*** | $13.3**** | $8.2 |
| Adjusted EPS – diluted | $1.09 | $0.92 | $1.38 | $0.62 | $0.37 |

* Based on the adjusted net income excluding non-cash compensation expenses of $681,653, income of $9.9 million related to change in the fair value of derivative liabilities, and $1.0 million related to interest of convertible notes.

** Based on the adjusted net income excluding non-cash compensation expenses of $62,281, and loss of $14.9 million related to change in the fair value of derivative liabilities

*** Based on the adjusted net income excluding non-cash compensation expenses of $62,281 and $29.6 million related to change in the fair value of derivative liabilities

**** Based on the adjusted net income excluding $1.3 million in non-cash compensation expenses.

# Selected Balance Sheet

| ($ in millions) | September 30, 2010 | Dec 31, 2009 |
|---|---|---|
| Cash and cash equivalents | 64.6 | 53.8 |
| Inventory | 46.6 | 35.1 |
| Total Current Assets | 123.4 | 95.5 |
| Total Assets | 202.9 | 167.8 |
| Total Current Liabilities | 48.1 | 51.1 |
| Total other liabilities | 18.7 | 33.1 |
| Total Shareholders' Equity | 93.8 | 49.5 |
| Total Liabilities and Shareholders' Equity | 202.9 | 167.8 |

# Peer Valuation Comparison

| Company | Ticker | Stock Price (12/31/2010) | FY10 Revs (M) | FY10 P/S | FY10 EPS | FY10 P/E |
|---|---|---|---|---|---|---|
| Hualan Biological Engineering | 002007.sz | CNY48.39 | CNY 1,565 | 17.8x | CNY 1.42 | 34.1x |
| Beijing Tiantan Biological Products | 600161.ss | CNY 22.89 | CNY 1,140 | 10.4x | CNY 0.50 | 45.8x |
| Shanghai RAAS Blood Products | 002252.sz | CNY34.64 | CNY 508 | 18.5x | CNY 0.73 | 47.5x |
| **Mean of Above** | | | | **15.6x** | | **42.4x** |
| CSL Ltd. | CSL-AU | AUD 36.29 | AUD 4,456 | 4.5x | AUD 1.86 | 19.5x |
| Grifols SA | GRF-MC | EUR 10.20 | EUR 980 | 2.3x | EUR 0.66 | 15.5x |
| Baxter International | BAX | USD 50.62 | USD 13,005 | 2.3x | USD 3.98 | 12.7x |
| Talecris Biotherapeutics Holding | TLCR | USD 23.30 | USD 1,612 | 1.8x | USD 1.57 | 14.8x |
| **Mean of Above** | | | | **2.7x** | | **15.6x** |
| **China Biologic Products** | **CBPO** | **USD 16.39** | **USD 139*** | **2.9x** | **USD 1.62** | **8.5x** |

Hualan and Shanghai RAAS listed on the Shenzhen Stock Exchange. Beijing Tiantan listed on the Shanghai Stock Exchange.
CSL listed on the Australia Exchange. Grifols listed on the Spanish Stock Exchange. Baxter listed on the NYSE. Talecris listed on NASDAQ.
*Source: Thomson One*

* China Biologic revenues for FY2010 are 9 months 2010, annualized, which may not be indicative of the actual results for the year 2010.

China Biologic Products, Inc.

# Future Growth Strategies

- Increase plasma collection through organic growth and acquisitions
- Increase yields on existing products through investments and facilities, R&D and process modifications and upgrades
- Broaden product portfolio through R&D investments and collaborations
- Future acquisitions



# Contacts

**China Biologic Products Inc.**

**Y. Tristan Kuo, CFO**

No.14 East Hushan Road

Taian City, Shandong 271000

PRC

Beijing +86 53 8620 2306

IR@chinabiologic.com

**Christensen**

**Kimberly Minarovich, Managing Director**

New York +1 212 618 1978

kminarovich@christensenir.com

**Legal Counsel**

**Pillsbury Winthrop Shaw Pittman LLP**

**Independent Auditor**

**KPMG**

# Appendix: SFDA Approval Process

## Overview of SFDA Approval Process for New Plasma Products

| | Stage | Est. Time (Months) |
|---|---|---|
| 1 | Planning stage | 1 |
| 2 | Feasibility study and assumption clarification | 2 |
| 3 | Develop scope and technique for testing the new medicine | 6 |
| 4 | Preparation of a virus inactivation report and submission to the NICPBP for preliminary review | 4-6 |
| 5 | R&D test product information submitted to the SFDA for preliminary assessment | 4-6 |
| 6 | Formal application to the NICPBP for test of virus inactivation and for CDE certification of clinical trial | 6-7 |
| 7 | SFDA review of clinical trial program for approval | 1 |
| 8 | Clinical trial: phases 1 to 4 | 3 yrs for new drugs<br>2 yrs for generics |
| 9 | Application to the SFDA for official production permit and product certification | 8-9 |
| 10 | Commercial production | |

# Appendix: Reconciliation of Adjusted Financial Measures

CHINA BIOLOGIC PRODUCTS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010, AND 2009

| | Three Months Ended September 30, 2010 | | Three Months Ended September 30, 2009 | | Nine Months Ended September 30, 2010 | | Nine Months Ended September 30, 2009 | |
|---|---|---|---|---|---|---|---|---|
| | Net Income | Diluted EPS | Net Income | Diluted EPS | Net Income | Diluted EPS | Net Income | Diluted EPS |
| Adjusted net income - non GAAP | 10,489,724 | $0.39 | 7,056,078 | $0.33 | 28,942,653 | $1.09 | 20,028,863 | $0.92 |
| Non-cash employee compensation (1) | 63,812 | $0.00 | 7,314 | $0.00 | 681,653 | $0.03 | 62,281 | $0.00 |
| Loss (income) in fair value of derivative liabilities (2) | (3,792,793) | $(0.14) | 13,242,333 | $0.61 | (9,897,199) | $(0. 37) | 14,931,088 | $0.69 |
| Net income attributable to controlling interest for diluted EPS (3) | 14,218,705 | $0.53 | (6,193,569) | ($0.29) | 38,158,199 | $1.44 | 5,034,494 | $0.23 |
| Interest add-back on convertible notes | 543,814 | | - | | 1,000,125 | | - | |
| Net income attributable to controlling interest | 13,674,891 | | (6,193,569) | | 37,158,074 | | 5,035,494 | |
| Weighted average number of shares - diluted | 26,578,471 | | 21,632,793 | | 26,575,801 | | 21,767,086 | |

(1) Non-cash compensation expenses related to options granted to employees and directors under the Company's 2008 Equity Incentive Plan

(2) Adoption of a new accounting rule effective January 1, 2009 requires changes in the fair value of derivative liabilities to be recognized in earnings each quarter.

(3) Net Income attributable to controlling interest for calculating diluted earnings per share includes interest add-back on Convertible Notes.

January 2011

China Biologic Products, Inc.

*A profitable, rapidly growing plasma-based biopharmaceutical products company in China*


Thank you!